SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)              MAY 29, 2003
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                                KELLWOOD COMPANY
                                ----------------
               (Exact name of registrant as specified in charter)


            Delaware                   000-07340             36-2472410
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   (State of other jurisdiction       (Commission           (IRS Employer
         of incorporation)            File Number)        Identification No.)


600 Kellwood Parkway, St. Louis, Missouri                        63017
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (314) 576-3100
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit No.
                  -----------

                  99.1 Press Release dated May 29, 2003 announcing first quarter of fiscal 2003 earnings.

ITEM 9.           REGULATION FD DISCLOSURE

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

         On May 29, 2003, Kellwood Company issued a press release setting forth its first quarter fiscal 2003 earnings. A copy of the press release is attached herewith as Exhibit 99.1.

         The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       KELLWOOD COMPANY


Date:  May 30, 2003                    By: /s/ Thomas H. Pollihan
                                           -------------------------------------
                                               Thomas H. Pollihan
                                               Vice President, Secretary and
                                                 General Counsel



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